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                                                                    Exhibit 10.5

                               CREDIT SUISSE GROUP


                   MANAGEMENT PERFORMANCE PLAN - INTERNATIONAL


         ADOPTED BY THE GROUP COMPENSATION COMMITTEE ON JANUARY 25, 2001
                       AND EFFECTIVE AS OF JANUARY 1, 2001
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1.    PURPOSE OF THE PLAN

            This Group Management Performance Plan - International (the "GMPP") has been adopted by the Compensation Committee of the Board of Directors (the "GROUP COMPENSATION COMMITTEE") of Credit Suisse Group ("CSG") for the purpose of providing an incentive to those senior management employees of CSG and its subsidiaries (collectively, the "GROUP") selected to participate to remain in the service of the Group and further aligning the interests of employees of the Group with the interests of the shareholders of CSG, and thereby maintaining and enhancing the overall long-term performance and profitability of the Group. Employees of the Group who are subject to Swiss taxation shall be covered by the Credit Suisse Group Management Performance Plan - Switzerland, the terms of which are similar to the GMPP.

2.    DEFINITIONS

            As used in the GMPP, the following definitions apply to the terms indicated below:

            (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of CSG.

            (b) "BUSINESS UNIT" means each of the business units of the Group, namely, the Credit Suisse Private Banking, Credit Suisse Asset Management, and Credit Suisse First Boston business units, the business units allocated to the Credit Suisse Financial Services business area and the Group Corporate Center, and any successors thereto and replacements thereof, and each other business unit of the Group as may from time to time be established.

            (c) "CAUSE" means, in the case of any Participant, such Participant's willful misconduct or gross negligence in the performance of his or her duties; the willful and continued failure or refusal of such Participant to perform any duties reasonably requested in the course of his or her employment (other than a failure resulting from his or her Disability); fraud, dishonesty or any other improper conduct that causes, or has the potential to cause, harm to the Group, its business or its reputation, including, without limitation, violation by such Participant of any policies of the Group applicable to him or her, violation by such Participant of laws, rules or regulations applicable to such Participant, criminal activity, habitual drunkenness or use of illegal drugs; the engaging in by such Participant of a Competitive Activity or a Soliciting Activity during his or her employment with the Group; or a failure by such Participant to give notice of a resignation as required by any applicable contract, agreement, or policy.

            (d) "CHANGE IN CONTROL" shall mean:

            (i) any Person (an "Acquiring Person") becomes the beneficial owner (as such term is defined for purposes of Swiss law), directly or indirectly, of securities of CSG representing more than 33-1/3% of the combined voting power of CSG's then outstanding securities, other than beneficial ownership by CSG, any

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      employee benefit plan of CSG or any person or entity organized, appointed or established pursuant to the terms of any such benefit plan;

            (ii) the consummation of a merger or consolidation involving CSG or the sale of substantially all of the assets of CSG to one or more corporations, in any case other than with or to a corporation 50% or more of which is controlled by, or is under common control with, CSG; or

            (iii) during any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors cease to constitute a majority thereof for any reason; PROVIDED, HOWEVER, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was nominated or elected by or on the recommendation of at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors.

            (e) "CODE" shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

            (f) "COMPETITIVE ACTIVITY" shall mean, with respect to any Participant, that such Participant (i) enters into any Affiliation (as hereinafter defined) with any person, corporation, partnership, or other business entity or enterprise pursuant to which such Participant engages in any activities which, (x) with respect to a Participant whose employment with the Group terminates prior to such Affiliation, are competitive with or substantially similar to the principal business activities in which such Participant engaged in at any time during the 12 month period prior to the termination of the Participant's employment with the Group or, (y) with respect to a Participant who is employed by the Group at the time of such Affiliation, the applicable Legal Entity Compensation Committee or Executive Board determines in good faith are inconsistent with the best interests of the Group or which are in violation of any policy of the Company regarding the engaging in of competitive activities; or (ii) directly or indirectly discloses any secret, confidential, or proprietary information that belongs to or concerns the Group or that such Participant learned by reason of his or her association with the Group or directly or indirectly uses any such information to the detriment of the Group or the applicable Business Unit. For purposes of the foregoing, "Affiliation" with any entity or enterprise shall mean any direct or indirect interest in such entity or enterprise, whether as an officer, director, employee, partner, stockholder, sole proprietor, trustee, consultant, agent, representative, broker, finder, promoter, or otherwise; provided, however, that the acquisition of up to 5% for passive investment purposes of any class of the outstanding equity, debt securities, or other equity interests of any person, corporation, partnership, or other business entity or enterprise shall not, in and of itself, be construed as an affiliation with such person or entity or enterprise. A Participant who is asked to certify that he or she is not engaging or has not engaged in Competitive Activity for purposes of this definition and who fails to provide such certification shall be deemed to be engaging or have engaged in a Competitive Activity. A Participant may

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apply, in writing, to the Executive Board of the applicable Business Unit for a determination as to whether an activity such Participant proposes to engage in will constitute a "Competitive Activity" for purposes of this definition and such Executive Board shall respond within fourteen days of receipt of such application.

            (g) "CSG" has the meaning ascribed thereto in Section 1.

            (h) "DISABILITY" means, with respect to a Participant, a termination of such Participant's employment as a consequence of being deemed disabled under the employee benefit plans of the Group applicable to such Participant.

            (i) "EARLY RETIREMENT" means, with respect to any Participant who has not yet reached the age of 60, the retirement of such Participant from employment with the Group after the Participant has reached a minimum age of 50 and a minimum length of service with the Group of ten years or, in the case of a Participant who became employed by the Group at age 50 or later, the retirement of such Participant from employment with the Group after cumulative service of at least five years.

            (j) "ELIGIBLE EMPLOYEE" means those members of the CSG Group Executive Board, members of the Business Unit Executive Boards, Managing Directors of CSG and such other senior executive employees of the Group as are designated by the Group Compensation Committee from time to time.

            (k) "EXCHANGE ACT" shall mean the U.S. Securities Exchange Act of 1934, as amended.

            (l) "FAIR MARKET VALUE" of a Registered Share with respect to any day shall be determined pursuant to such rules and methods as the Group Compensation Committee shall specify from time to time, which may include methods for converting values determined in one currency into amounts expressed in a different currency.

            (m) "GROUP" has the meaning ascribed thereto in Section 1.

            (n) "GROUP COMPENSATION COMMITTEE" has the meaning ascribed thereto in Section 1. As used in the GMPP, the Group Compensation Committee shall be deemed to include any person or committee to whom the Group Compensation Committee has delegated any of its authorities, responsibilities or rights under the GMPP.

            (o) "GMPP" means this CSG Group Management Performance Plan as set out herein, as from time to time amended.

            (p) "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

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            (q) "NORMAL RETIREMENT" means, with respect to any Participant, the retirement of such Participant from employment with the Group on or after the Participant's attainment of normal retirement age under the local laws and internal rules and regulations applicable to the Participant as determined by the Group Compensation Committee from time to time. Changes in such age shall not be considered amendments to the GMPP for purposes of Section 12 hereof.

            (r) "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

            (s) "OPTION" shall mean an option to purchase Registered Shares of CSG granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

            (t) "OPTION AGREEMENT" shall mean the agreement or award letter evidencing the grant of an Option and shall be in such form as the Group Compensation Committee may determine from time to time.

            (u) "PARTICIPANT" shall mean any Eligible Employee who holds an Option pursuant to the GMPP, and upon the death of any Participant, such Participant's successors, heirs, executors and administrators, as the case may be.

            (v) "PERSON" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

            (w) "REGISTERED SHARE" means a registered share, par value Sfr 20 per share, of CSG.

            (x) "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, as amended.

            (y) "SOLICITING ACTIVITY" shall mean, with respect to any Participant, that such Participant solicits, endeavors to entice away from the Group, or otherwise interferes with the relationship of the Group with any person who was associated with the Group as an employee, consultant, or independent contractor or as a customer or client at any time during the 12-month period preceding such solicitation or interference. A Participant who is asked to certify the he or she is not engaging or has not engaged in a Soliciting Activity for purposes of this definition and who fails to provide such certification shall be deemed to be engaging in a Solicitation Activity. A Participant may apply, in writing, to the Executive Board of the applicable Business Unit for a determination as to whether an activity such Participant proposes to engage in will constitute a "Soliciting Activity" for purposes of this definition and such Executive Board shall respond within fourteen days of receipt of such application.

3.    STOCK SUBJECT TO THE GMPP

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            Under the GMPP, the Group Compensation Committee may grant Incentive
Stock Options and Non-Qualified Options to Participants.

            Subject to adjustment as provided in Section 7 hereof, the Group Compensation Committee may grant Options under the GMPP that are designated as Incentive Stock Options to Participants with respect to a number of Registered Shares that in the aggregate does not exceed five percent of Registered Shares outstanding on January 1, 2001. Subject to adjustment as provided in Section 7 hereof, the maximum number of Registered Shares with respect to which Option grants may be made under the Plan in any calendar year to any Eligible Employee shall not exceed 200,000 Registered Shares, in the aggregate.

            In the event that any outstanding Incentive Stock Option expires, terminates or is cancelled for any reason, the Registered Shares subject to the unexercised portion of such Incentive Stock Option shall again be available for grants under the GMPP.

            Registered Shares may be made available from conditional but unissued Registered Shares of CSG or from Registered Shares reacquired by CSG including Registered Shares purchased in the open market.

4.    ADMINISTRATION OF THE GMPP

            The GMPP shall be administered by the Group Compensation Committee.

            The Group Compensation Committee shall have full authority to administer the GMPP, including authority to interpret and construe any provision of the GMPP and the terms of any Option issued under it and to adopt such rules and regulations for administering the GMPP as it may deem necessary. Decisions of the Group Compensation Committee shall be final and binding on all parties.

            The Group Compensation Committee may, in its absolute discretion, accelerate the date on which any Option granted under the GMPP becomes exercisable or, subject to Section 6(c)(1) hereof, extend the term of any Option granted under the GMPP. In addition, the Group Compensation Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Group Compensation Committee for cancellation such other Options (including, without limitation Options with higher exercise prices) as the Group Compensation Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Options, Options granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

            Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Group Compensation Committee.

            No member of the Group Compensation Committee shall be liable for any action, omission, or determination relating to the GMPP, and CSG shall indemnify and

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hold harmless each member of the Group Compensation Committee and each other director or employee of the Group to whom any duty or power relating to the administration or interpretation of the GMPP has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Group Compensation Committee) arising out of any action, omission or determination relating to the GMPP, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Group.

5.    ELIGIBILITY

            The persons who shall be eligible to receive Options pursuant to the GMPP shall be those members of the CSG Group Executive Board, Business Unit Executive Boards, Managing Directors of CSG and such other senior executive employees of the Group as are designated by the Group Compensation Committee from time to time.

6.    OPTIONS

            The Group Compensation Committee may grant Options pursuant to the GMPP to Eligible Employees, which Options shall be evidenced by agreements in such form as the Group Compensation Committee shall from time to time approve. The Group Compensation Committee shall determine the persons who shall be granted Options. The number of Registered Shares subject to each Option shall be determined by the Group Compensation Committee and set forth on an Exhibit attached hereto or in the Option Agreement. Options shall comply with and be subject to the following terms and conditions:

            (a) IDENTIFICATION OF OPTIONS

            All Options granted under the GMPP shall be Non-Qualified Stock Options unless specifically identified in the agreement evidencing such Options as Incentive Stock Options.

            (b) EXERCISE PRICE

            The exercise price of any Non-Qualified Stock Option granted under the GMPP shall be such price as the Group Compensation Committee shall determine on the date on which such Non-Qualified Stock Option is granted. The exercise price of any Incentive Stock Option granted under the GMPP shall be not less than 100% of the Fair Market Value of a Registered Share on the date on which such Incentive Stock Option is granted.

            (c) TERM AND EXERCISE OF OPTIONS

            (1) Each Option shall become exercisable at such time as set forth in the GMPP or as the Group Compensation Committee determines and sets forth on an

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Exhibit attached hereto or in the Option Agreement. Notwithstanding anything in the GMPP to the contrary, no Option shall be exercisable after the expiration of ten years from the date such Option was granted. Each Option shall be subject to earlier termination, expiration or cancellation as forth on an Exhibit attached hereto or as set forth in the Option Agreement. In the event that the exercisability of any Option is subject to the satisfaction of any performance-related conditions, whether such conditions have been met shall be determined by the Group Compensation Committee.

            (2) Each exercise of Options by a Participant under the GMPP shall be for a number of Registered Shares equal to at least the lesser of (A) 100 Registered Shares and (B) the number of Registered Shares subject to exercisable Options held by such Participant. The exercise of less than all of the Options held by a Participant shall not cause the expiration, termination or cancellation of the remaining Options held by such Participant.

            (3) An Option shall be exercised by delivering notice to CSG, to the attention of the Global Head of Human Resources, such notice to be received by CSG no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of Registered Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. Payment for Registered Shares purchased upon the exercise of an Option shall be made not later than the effective date of such exercise by any method approved by the Group Compensation Committee from time to time.

            (4) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be sold, given, assigned, transferred, pledged or otherwise encumbered, otherwise than by will or by the laws of descent and distribution.

            (d) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

            (1) The aggregate Fair Market Value of Registered Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code), are exercisable for the first time by a Participant during any calendar year under the GMPP and any other stock option plan of CSG (or any "subsidiary" of CSG as such term is defined in Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Registered Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified

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Stock Options, but all other terms and provisions of such Incentive Stock
Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of CSG or any of its "subsidiaries" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Registered Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

            (e) HEDGING

            Except as otherwise provided in the GMPP, a Participant may not enter into any transactions having the economic effect of hedging, mitigating or otherwise shifting the risk of price movements of all or any part of his or her Options during the term of the Option. Noncompliance with this obligation leads to immediate forfeiture without any compensation of all of such Participant's Options.

            (f) CONSEQUENCES UPON CHANGE IN CONTROL

            In connection with the occurrence of a Change in Control, the Board of Directors may, in its sole discretion, choose to accelerate the exercisability of all Options held by Participants if the Board of Directors determines that such acceleration would be in the best interests of the Group and the Participants.

            7. ADJUSTMENT UPON CHANGES IN REGISTERED SHARES

            (a) SHARES AVAILABLE FOR GRANTS

            In the event of any change in the number of Registered Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Registered Shares with respect to which the Group Compensation Committee may grant Incentive Stock Options shall be appropriately adjusted by the Group Compensation Committee. In the event of any change in the number of Registered Shares outstanding by reason of any other event or transaction, the Group Compensation Committee may, but need not, make such adjustments in the number and class of Registered Shares with respect to which Incentive Stock Options may be granted as the Group Compensation Committee may deem appropriate.

            (b) OUTSTANDING OPTIONS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION

           Subject to any required action by the Board of Directors in the event of any increase or decrease in the number of issued Registered Shares resulting from a subdivision or consolidation of Registered Shares or the payment of an extraordinary

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stock dividend (but only on Registered Shares) in each case effected without receipt of consideration by CSG, the Group Compensation Committee may proportionally adjust the number of Registered Shares subject to each outstanding Option, and the exercise price thereof. Subject to any required action by the Board of Directors, in the event of any other increase or decrease in the number of such shares effected without receipt of consideration by CSG, the Group Compensation Committee in its discretion shall proportionally adjust the number of Registered Shares subject to each outstanding Option, and the exercise price per Registered Share of each such Option if and to the extent it deems appropriate.

           (c) OUTSTANDING OPTIONS - CERTAIN MERGERS

           Subject to any required action by the Board of Directors, in the event of a merger or consolidation involving CSG as a result of which shareholders of CSG receive only securities of the surviving entity in such transaction, each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Registered Shares subject to such Option would have received in such merger or consolidation.

           (d) OUTSTANDING OPTIONS - CERTAIN OTHER TRANSACTIONS

           In the event of (1) a dissolution or liquidation of CSG, (2) a sale of all or substantially all of the assets of CSG, or (3) a merger or consolidation involving CSG in which shareholders of CSG receive securities of an entity other than the surviving entity in such transaction and/or other property, including cash, the Group Compensation Committee shall have the power to:

            (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable and regardless of whether the Fair Market Value of a Registered Share subject to the Option is less than, equal to or greater than the exercise price per Registered Share subject to the Option), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash (which may be zero), for Registered Shares subject to such Option, equal to the excess, if any, of (A) the value, as determined by the Group Compensation Committee, of the property (including cash) received by the holder of a Registered Share as a result of such event over (B) the exercise price of such Option;

            (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as determined by the Group Compensation Committee, some or all of the property for which Registered Shares are exchanged in such event and, incident thereto, make an equitable adjustment as determined by the Group Compensation Committee in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if the Group Compensation Committee so determines, provide for a cash payment to the

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Participant to whom such Option was granted in partial consideration for the exchange of the Option; or

            (iii) take similar action with similar effect as it may deem appropriate.

            (e) OUTSTANDING OPTIONS - OTHER CHANGES

        In the event of any change in the capitalization of CSG or an organizational change other than those specifically referred to in Sections 7(b), (c) or (d) hereof, the Group Compensation Committee may make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Group Compensation Committee may consider appropriate to prevent dilution or enlargement of rights.

            (f) NO OTHER RIGHTS

            Except as expressly provided in the GMPP, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of CSG or any other entity. Except as expressly provided in the GMPP, no issuance by CSG of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Registered Shares subject to an Option or the exercise price of any Option.

8. RIGHTS AS A STOCKHOLDER

            No person shall have any rights as a stockholder with respect to any Registered Shares covered by or relating to any Option granted pursuant to the GMPP until the date of the exercise and registration of his Registered Shares in the share registry as provided by Swiss law. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date of such registration.

9. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTIONS

            Nothing contained in the GMPP or any Option Agreement shall confer upon any Participant any right with respect to the continuation of his employment by the Group or interfere in any way with the right of the Group, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

            No person shall have any claim or right to receive an Option hereunder. The Group Compensation Committee's granting of an Option to a Participant at any time shall neither require the Group Compensation Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the

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Group Compensation Committee from making subsequent grants to such Participant or any other Participant or other person.

10.   SECURITIES MATTERS

            (a) CSG shall be under no obligation to effect the registration pursuant to the Securities Act of any Registered Shares to be issued hereunder or to effect similar compliance under any state laws or the laws of any non-U.S. jurisdiction. Notwithstanding anything herein to the contrary, CSG shall not be obligated to cause to be issued or delivered any certificates evidencing Registered Shares pursuant to the GMPP unless and until CSG is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Registered Shares are traded. The Group Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing Registered Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Group Compensation Committee, in its sole discretion, deems necessary or desirable.

            (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to CSG shall have determined that the issuance and delivery of Registered Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Registered Shares are traded. CSG may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of Registered Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under applicable securities laws. CSG shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.   WITHHOLDING TAXES

            (a) CASH REMITTANCE

            Whenever Registered Shares are to be issued upon the exercise of an Option, Group shall have the right to require the Participant to remit to Group in cash an amount sufficient to satisfy federal, state and local withholding tax requirements or other applicable tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.

            (b) SHARE WITHHOLDING

            Group shall have the right in its discretion, when Registered Shares are to be issued upon the exercise of an Option, to withhold a number of such Registered

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Shares, the Fair Market Value of which at the exercise date the Group
Compensation Committee determines to be equal to the minimum federal, state and local withholding tax requirements (based on minimum statutory withholding rates), or other applicable tax requirements, if any, attributable to such exercise.

12.   AMENDMENT OF THE GMPP

            The Group Compensation Committee may at any time suspend or discontinue the GMPP or revise or amend it in any respect whatsoever; PROVIDED, HOWEVER, that without approval of the shareholders no revision or amendment shall, except as provided in Section 7 hereof, increase (a) the number of Registered Shares that may be subject to Incentive Stock Options issued under the GMPP or (b) the number of Registered Shares with respect to which Option grants may be made in any calendar year to any Eligible Employee; PROVIDED, FURTHER, that no such action shall have a materially adverse effect on any Participant's outstanding Options.

13.   NO OBLIGATION TO EXERCISE

            The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

14.   TRANSFERS UPON DEATH

            Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind CSG unless the Group Compensation Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Group Compensation Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Option.

15.   FAILURE TO COMPLY

            In addition to the remedies of Group elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the GMPP or the agreement executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Group Compensation Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Group Compensation Committee, in its absolute discretion, may determine.

16.   GOVERNING LAW

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            The GMPP and any related document shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed in that state, without reference to its choice of law rules; provided, however, that the Registered Shares and all rights and obligations relating thereto shall be governed by Swiss law without reference to its choice of law rules. Any disputes arising under or in connection with the GMPP shall be resolved, with respect to each Participant, pursuant to the dispute resolution program adopted by the Group and applicable generally to employment-related disputes involving such Participant or, if no such program has been adopted by the Group with respect to such Participant, by arbitration under the Rules of Arbitration of the International Chamber of Commerce. In the latter case, venue of the arbitration shall be Zurich, Switzerland.

17.   EFFECTIVE DATE AND TERM OF GMPP

            The GMPP was approved by the Group Compensation Committee on January 25, 2001 with effect as of January 1, 2001. No grants may be made under the GMPP after January 1, 2011.